Connecting Innovation to Purpose Corporate Presentation February 25, 2026 Exhibit 99.1

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities, including timing or completion of trials and presentation of data and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identiﬁed by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our ﬁnancial performance and involve known and unknown risks, uncertainties, and other factors, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s ﬁlings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes limited observations derived from separate clinical settings that are not, and should not be interpreted as, direct or indirect head‑to‑head comparisons of CRB‑701, CRB‑913 or CRB-601 with any other product. The observations described herein are subject to change as additional data become available, and future clinical trials of CRB‑701, CRB‑913 or CRB-601 may not reproduce, validate, or otherwise confirm these observations. All product names, logos, brands and company names are trademarks or registered trademarks of their respective owners. Their use does not imply affiliation or endorsement by these companies. Forward-Looking Statements

Key clinical readouts for 2026 $173M Cash, cash equivalents and investments as of November 3, 2025, and approximately 17.6M common shares issued and outstanding (~20.5M fully diluted shares) 12-week dose-range finding data in patients with obesity (n=240) CRB-913 Dose escalation data CRB-601 Clinical updates in HNSCC (1L combo and 2L+ mono) & cervical (2L+ mono) CRB-701

Therapy Disease Indication Sponsor Pre-Clinical Phase 1 Phase 2 Phase 3 Milestones Next-Generation Nectin-4 targeting ADC CRB-701 Next-generation Nectin-4 targeting ADC Nectin-4 positive solid tumors CSPC (China) Phase 3 in cervical cancer Corbus (US + Europe) Dose optimization in HNSCC, cervical & mUC Highly peripherally-restricted CB1R inverse agonist CRB-913 CB1 inverse agonist Obesity and related conditions Corbus 12-week dose-range study in obesity (n=240) in mid-2026 Anti-Integrin mAb CRB-601 Anti-⍺vβ8 mAb (TGFβ-targeting) ⍺vβ8 enriched solid tumors Corbus Dose escalation data A diversified pipeline with differentiated clinical risk profiles FDA Fast Track Designation granted HNSCC and Cervical

CRB-701 Next Generation Nectin-4 Targeting ADC

CRB-701: Re-imagining a Nectin-4 ADC Extend ADC half-life  Reduce dosing frequency  Convenience Lower DAR + longer half-life  Dose higher + longer than PADCEV® Efficacy Markedly reduced PADCEV®-associated toxicities Safety Focus on non-mUC tumors  Avoid competing with PADCEV® Strategy Summary

Structure

CRB-701: Proprietary components → novel design

Novel Nectin-4 Antibody
ADCC + CDC functionality

An Improved ADC Construct
- Precise & stable DAR of 2 —> Longer half life
- Improved binding affinity & selectivity —> 2x rate of internalization vs. PADCEV®
- Improved linker stability —> Reduced free MMAE


Cathepsin-B
Cleavage Site
Glutamine Focused
Side chain conjugation
Payload: MMAE
Microtubule disruption

MMAE = Monomethyl auristatin E. **ADCC** = antibody-dependent cellular cytotoxicity. **CDC** = complement dependent cytotoxicity
Source(s): Modified image from Corbus data on file; Corbus data on file

7

Best responses seen in tumors with highest Nectin-4 expression-mUC, cervical & HNSCC1 Source(s): 1. Corbus data on file; 2. AACR 2023 Poster CRB-701 demonstrates better efficacy than EV in patient-derived tumor model expressing low levels of Nectin-42 Elevated Nectin-4 expression: urothelial, cervical, head and neck, breast, ovarian, colorectal, rectal, esophageal, gastric, lung, thyroid, prostate, cholangiocarcinoma, pancreatic cancer, testicular cancer Other highly expressing tumors BLCA=Bladder Cancer (urothelial) CESC=Cervical Cancer (squamous) HNSC = Head and neck Cancer (Squamous) Mean Tumor Volume ± SEM CRB-701 PADCEV® 74.5% p<0.05 53.7% p=0.70 Nectin-4

Company 21-day PK Comparison % ADC % Free MMAE Cmax AUC0-21d Cmax AUC0-21d PADCEV® 1.24 mg/kg Q1W x 3 PADCEV® Benchmark 100% 100% 100% 100% 2.7 mg/kg Q3W Matched for MMAE dose (DAR) 183% 274% 35% 38% 3.6 mg/kg Q3W 2.9-fold PADCEV®  ADC Dose® 228% 361% 59% 62% Key differentiator: Lower levels of free MMAE for CRB-701 vs. PADCEV® Source(s): PADCEV® reference data from BLA761137 17 December 2019 Corbus data: ESMO 01 Sep 2025 Data cut PK

CRB-701: Best-in-class dosing regimen Source(s): Corbus data on file; PADCEV® Prescribing Information as of Dec 2023 CRB-701 Clinical Cycle Comparison Patient / Physician Convenience Combination Flexibility Dosing

CRB-701: Corbus study design (U.S. + Europe) 1.8 mg/kg 2.7 mg/kg 3.6 mg/kg 4.5 mg/kg Completed Dose expansion (Data maturation for pivotal trial planning) Dose escalation Project Optimus (Dose optimization) Randomized to 2.7 or 3.6 mg/kg monotherapy in: HNSCC Cervical mUC CRB-701 + Keytruda® Ongoing Completed Ongoing HNSCC Cervical Study design

Prevalence

Emerging indications of interest: HNSCC + cervical cancer

	Head & Neck Squamous Cell Carcinoma	Cervical Cancer	mUC
5-Year Survival	86% Localized; 66% Regional; 37% Distant	88% Localized; 70% Regional; 39% Distant	Not pursuing as a stand-alone company
U.S. Incident Patient Population Funnel 2025	~68% locally adv / metastatic ~80% 1L-treated ~60% progress to 2L+ 73 K 50 K 40 K 24 K Total Incident HNSCC Locally Adv / Metastatic 1L 2L+	~55% locally adv / metastatic ~95% 1L-treated ~37% progress to 2L+ 14 K 8 K 7 K 3 K Total Incident CC Locally Adv / Metastatic 1L 2L+	
Current Treatment – 1L	Keytruda® + Platinum + Paclitaxel; Keytruda® + Platinum + 5-FU	Carbo + Paclitaxel + Beva +/- Keytruda®	
Current Treatment – 2L	Single-Agent or Combo Chemotherapy	Tivdak®; Single-Agent Chemo	

Source: SEER Bladder Cancer; Census.gov; Weir et al., 2021; American Cancer Society; Chu et al., 2022; Hoffman-Censits et al., 2022. SEER Cervical Cancer; Census.gov; Weir et al., 2021; American Cancer Society; Mizuho Analyst Report; Corbus Corporate Deck. SEER Oral Cavity & Pharynx Cancer; SEER Laryngeal Cancer; American Cancer Society; Sanders et al., 2022. LifeSci Consulting Qualitative Market Research

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ESMO 2025: Key characteristics & tumor types Source(s): ESMO 01 Sep 2025 Data cut Baseline characteristic (as of 9/1/25 data cut) Median age (range) 60 (32-90) Sex (M/F) 50.3% / 49.7% ECOG PS 0, 1, 2 43.1% , 55.1% , 1.8% Weight in kg mean (range) 72 (32.1-132.8) Prior therapies median (range) 3 (1-9) Safety Population n=167 Safety Population dosed with monotherapy CRB-701 n=163 Efficacy evaluable population (participants with at least 1 post-baseline scans) HNSCC Cervical La/mUC Other tumor types n=122 n=41 n=37 n=23 n=21 Enrolled tumor types (n=167) HNSCC 60 Cervical 54 Locally advanced/ mUC 27 NSCLC 7 TNBC 1 Endometrial 3 Prostate 1 Penile 2 Ovarian 4 Pancreatic 7 Missing 1 ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma; La/mUC = locally advance or metastatic urothelial cancer; NSCLC = Non-small cell lung cancer, TNBC=Triple negative breast canceer Baseline

ESMO 2025: TEAEs ≥15% (n=167) Sources: ESMO 01 Sep 2025 Data cut Adverse Events of Interest N=167 (%) Peripheral neuropathy Broad Terms* 8.4% Eye Overall 56.9% Grade 3 9% Grade 4 & 5 0 Skin Pruritus 14.4% Dry skin 10.2% Rash 9.0% Rash maculo-papular 4.8% Dermatitis acneiform 3.6% Erythema 1.8% Dermatitis bullous 1.2% Rash pustular 1.2% Rash erythematous 0.6% Rash macular 0.6% Rash pruritic 0.6% Skin disorder 0.6% Skin reaction 0.6% Skin ulcer 0.6% No related Grade 4 or 5 *Standardized MedDRA Category Search Safety

Safety

ESMO 2025: Favorable emerging safety profile vs. Nectin-4-MMAE peers

Pfizer | Bicycle | Mabwell 迈威生物 | CORBUS PHARMACEUTICALS

	PADCEV® [1]	BT8009[2]	9MW-2821[3,4]	CRB-701[5]	
Upper dose limit	1.25 mg/kg	5 mg/m²	1.25 mg/kg	2.7mg/kg	3.6mg/kg
Schedule	D1, D8, D15 /28 days	Q1W	D1, D8, D15 /28 days	Q3W	
≥ Grade 3 AE rate	62.5% (n=237/379)	53% (n=24/45)	70%	35.7% (n=25/70)	35.5% (n=27/76)
Peripheral neuropathy (broad terms)	48% (n=182/379)	36% (n=16/45)	22.5% (n=54/240)	8.6% (6/70)	6.6% (5/76)
Rash (broad terms*)	50.7% (n=192/379)	18% (n=8/45)	30% (n=72/240)	32.9% (n=23/70)	23.7% (n=18/76)
Neutropenia (Gr 3)	10% (31/310)	4% (n=2/45)	27.9% (n=67/240)	0%	0%
Dose reduction	27.7% (n=105/379)	27% (n=12/45)	Not released	10% (7/70)	19.7% (15/76)
Dose interruptions	55.9% (n=212/379)	53% (n=24/45)	Not released	38.6% (27/70)	51.3% (39/76)
Discontinuations	20.6% (78/379)	4% (n=2/45)	Not released	5.7% (4/70)	7.9% (6/76)

Source(s):
1. NDA/BLA Multidisciplinary Review and Evaluation BLA 761137 PADCEV® (enfortumab vedotin)
2. Torras, O. Reig, et al. "652P BT8009 monotherapy in enfortumab vedotin (EV)-naïve patients with metastatic urothelial carcinoma (mUC): Updated results of Duravelo-1."Annals of Oncology 35 (2024): S515-S516.
3. ASCO 2024, Zhang, et al.
4. SGO plenary March 2024, Yang et al.
5. ESMO 01 Sep 2025 Data cut *Rash (Broad terms): Skin and subcutaneous tissue disorders SOC, excluding alopecia

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Safety Summary *Standardized MedDRA Category Search; **decubitus ulcer, general rash, Bullous dermatitis Safety 28.7% (excluding alopecia) Low numbers of Grade ≥3 events (3/167**) Discontinuations due to eye toxicities have been low (4.2%) Best-in-class for peripheral neuropathy 8.4% (all grade 1 or 2)* Low rates of skin adverse events Eye toxicities have been manageable with prophylaxis and dose modifications

HNSCC baseline characteristics vs. peers Source(s): * ESMO 01 Sep 2025 Data cut; **ESMO ASIA data Dec 2024; *** Swiecicki et al, 2024 Baseline characteristic CRB-701* Petosemtamab** HNSCC PADCEV®*** Median age (range) 62 (35-76) 60 (31–77) 65 (33-81) Sex (M/F) 90% / 10% 79% / 21% 87% / 13% ECOG PS 0, 1, 2 48.3%, 50%, 1.7% 30%, 70%, 0% 34.8%, 65.2%, 0% Prior lines median (range) 3 (1-9) 2 (1-4) 1 line 15.2% 2 lines 17.4% ≥3 lines 67.4% HPV/P16 Status (Positive/Negative/Missing) 28.3% / 15.0% / 56.7% 46% / 46% / 8% 43.5% / 13% / 43.5% Disease status at Study Entry (Locally Recurrent/Metastatic) 15% / 85% Not disclosed Not disclosed Nectin-4 H-Score (Range) 13-285 N/A 20-300 PD-L1 Criteria Agnostic PD1(L1)-1 Positive Agnostic HNSCC

ESMO 2025: HNSCC waterfall plot (n=41) Source: ESMO 01 Sep 2025 Data cut, ,Note: NE = Non-Evaluable. 2.7 mg/kg 3.6 mg/kg ORR 33.3% (4/12) 47.6% (10/21) DCR 75% 61.9% Response confirmation All confirmed 7 confirmed 3 unconfirmed: 1 discontinued and 2 ongoing ORR% = ( CR+PR) / Response evaluable patients DCR% = (CR+PR+SD) /Response evaluable patients 8 patients on Waterfall plot excluded from ORR & DCR calculations 4 non-evaluable patients 1 patient received combination of CRB-701 and pembrolizumab (+24% PD) 3 patients dosed at 1.8mg/kg * HNSCC

ESMO 2025: HNSCC swimmer plots (n=58) Source(s): ESMO 01 Sep 2025, *based on confirmed overall response PFS and DOR: too early to assess HNSCC HNSCC

CRB-701 biomarker populations: Observed efficacy Nectin-4 Responses seen across wide range of IHC H-score expressions HPV Responses seen in HPV positive and negative patients PD(L)-1 Responses in PD(L)-1 positive and negative patients Source(s): Corbus data on file HNSCC

Case Study #1: Clinical improvement in participant with resistant disease Source(s): Corbus Data on file As of 22 Sep 2025 – Participant is ongoing with a PR and tumor reduction of -73% with negative NavDx ctDNA. Remaining disease is PET negative/cold – being considered as a clinical (not formal) CR. Prior therapies Carboplatin+docetaxel+5FU 3 weeks (PD) then Cisplatin 4 weeks (PD) then pembrolizumab 6 weeks (PD) then experimental bispecific antibody (PD) 61-year-old male patient with HNSCC PD-L1 <1 recently had 1 year tumor assessment images. He was previously suffering with significantly reduced performance status (ECOG 2) and on supplemental oxygen, now riding his bicycle, off oxygen and has gained 15 pounds with an ECOG of 0. – USA Study Physician HNSCC

Source: Corbus data on file Case Study #2: Response seen in patient pre-treated with petosemtamab Patient had a partial response (after previously showing stable disease while on petosemtamab) Patient was heavily pre-treated with 4 lines of prior therapy HNSCC Adjuvant 1st line (completed) Cisplatin Locally advanced (completed) Local advanced (progressed) pembrolizumab Locally advanced (progressed) petosemtamab Metastatic (ongoing treatment) CRB-701 PR (-60.8% ) ongoing Cisplatin paclitaxel pembrolizumab

HNSCC

CRB-701 compared to petosemtamab or PADCEV® in 2L HNSCC

	Petosemtamab***	HNSCC PADCEV®**	CRB-701*
Dosing regimen	1500mg Q2W	1.25mg/kg on d1/8/15 of 28-day	3.6mg/kg Q3W
Target population	PD(L)-1 +ve only (HPV+/-)	PD(L)-1 agnostic (HPV+/-)	PD(L)-1 agnostic (HPV+/-)
Efficacy (ORR)	36%	23.9%	47.6%
TEAEs Grade 3 & greater	59%	34.8%	35.5%

Source(s): *ESMO 01 Sep 2025 Data cut; ** Swiecicki *et al*, 2024; ***ESMO ASIA data Dec 2024.

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HNSCC

Target patient populations for CRB-701 in HNSCC

1L

- Multiple MOAs being evaluated
- CRB-701 combo data with pembrolizumab → expected mid-2026

2L+

- 24,000* annual cases in USA
- No ADCs approved
- Orthogonal mechanism to EGFR
- Existing late line Tx ORR ~10-20%
- Petosemtamab ORR 36%

Source(s): LifeSci Consulting Qualitative Market Research

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CRB-701 HNSCC: Next steps planned Convenience kit components Mid-2026 Start registrational studies Monotherapy update Q1 2026 Registrational pathway update following FDA engagement 2nd Half 2026 CRB-701 + pembrolizumab data HNSCC

ESMO 2025: Waterfall plot (n=37) Source: ESMO 01 Sep 2025 Data cut Note: NE =Non-evaluable ORR %=( CR+PR)/ Response evaluable patients DCR % = (CR+PR+SD) /Response evaluable patients 2.7 mg/kg 3.6 mg/kg ORR 22.2% (4/18) 37.5% (6/16) DCR 66.6% 68.8% Response confirmation 2 confirmed 2 unconfirmed and ongoing 3 confirmed 3 unconfirmed: 1 discontinued and 2 ongoing 3 patients excluded from ORR and DCR Calculations 2 non-evaluable patients 1 patient dosed at 1.8mg/kg Cervical Cancer

ESMO 2025: Swimmer plots (n=54) Source(s): ESMO 01 Sep 2025 Data cut, based on confirmed overall response PFS and DOR: too early to assess Cervical Cancer

ESMO 2025: CRB-701 compared to Tivdak® Sources: ESMO 01 Sep 2025 Data cut *Tivdak® Package Insert CRB-701 Tivdak® Mechanism Nectin-4 ADC with MMAE payload (DAR 2) Tissue factor ADC with MMAE payload (DAR 4) Target population 2L 2L Median Age 54 (32-78) 51 (26-80) ECOG (0, 1, 2, missing) 51.9%, 48.1%, 0%, 0% 61%, 39%, 0%, 0% Prior lines of therapy median (range) 3 (1, 8) 1 line: 61% 2 lines: 38% Unknown: 1% Dosing regimen 3.6 mg/kg Q3W 2 mg/kg Q3W Efficacy (ORR)  37.5% 17.8%* TEAEs Grade 3 & greater 35.5% (n=76) 46% (n=405) Cervical Cancer

Post-1L therapy represents unmet need with few effective modalities Tivdak® considered “a standard of care” in 2L with current annualized sales of $314 million* Side effect profile + poor efficacy are limitations on Tivdak® commercial success FDA has granted CRB-701 Fast Track status in cervical cancer Potential use of CRB-701 in cervical cancer Source(s): *Genmab Q2 YTD sales of Tivdak® were $78 million        *Pfizer Q2 YTD sales of Tivdak® were $79 million **Keytruda prescription label-Keynote 826 study 1L Keytruda® + chemo Efficacy (ORR ~68%**) Tivdak® Modest efficacy (ORR 17.8%) and poor tolerability 2L+ Cervical Cancer

ESMO 2025: Waterfall plot (n=23) Source: ESMO 01 Sep 2025 Data cut Note: NE = Non-Evaluable ORR% = ( CR+PR) / Response evaluable patients DCR% = (CR+PR+SD)/ Response evaluable patients 2.7 mg/kg 3.6 mg/kg ORR 50.0% (4/8) 55.6% (5/9) DCR 75.0% 88.9% Response confirmation 2 confirmed 2 unconfirmed and ongoing 3 confirmed 2 unconfirmed: 1 discontinued and 1 ongoing 6 patients on Waterfall plot excluded from the ORR and DCR calculation 1 patient with a tumor reduction of -60.7% (PR) excluded due to missing data 2 non-evaluable patients 3 patients dosed at 1.8mg/kg  Bladder Cancer

ESMO 2025 Swimmer plots (n=27) Source(s): ESMO 01 Sep 2025 Data cut, based on confirmed overall response PFS and DOR: too early to assess Bladder Cancer

ESMO 2025: CRB-701 compared to PADCEV® monotherapy Sources: *ESMO 01 Sep 2025 Data cut **PADCEV® data ***All grade 3, no Grade 4/5: 1 x rash, 1 x decubitus ulcer, 1 x dermatitis bullous CRB-701* PADCEV®** Mechanism Nectin-4 ADC with MMAE payload (DAR 2) Nectin-4 ADC with MMAE payload (DAR ~3.8) Dosing regimen 3.6 mg/kg Q3W 1.25 mg/kg on d1/8/15 of 28-day cycle Target population 2nd line 2nd line Efficacy-ORR 55.6% 44% Pooled safety database n=76 n=310 (1.25 mg/kg dose) Grade 3 or greater AE rate 35.5% 58% Peripheral neuropathy 6.6% 49% Rash & skin reactions (broad terms) 29.3% (2.4% Grade 3***) 54% (7% Grade 3) Discontinuation rates 7.9% 19.4% Bladder Cancer

Decision based on current competitive landscape rather than data Keytruda® + PADCEV® dominate mUC 1L and PADCEV® dominates mUC 2L Corbus not currently pursuing mUC as indication as a stand-alone company * 1L Keytruda® + PADCEV® Efficacy: (ORR 67.7%*) PADCEV**® Efficacy (ORR 44%) 2L+ Bladder Cancer Sources: *Per PADCEV ®  prescription label EV-302 trial **PADCEV®  data

CRB-913 Daily oral small molecule targeting chronic obesity management Data from Phase 1a SAD/MAD study

What are the emerging unmet needs in the obesity landscape? 64% GLP-1 discontinuation @ 1 year for obesity patients* Source: *Cartwright et al 2025, **AP Nov 2024

CRB-913's opportunity to reshape the obesity treatment paradigm Alternatives to GLP-1 for resistant/intolerant/partial-responders Lifelong weight maintenance using daily pill post weight loss Avoiding sarcopenia

CB1 inverse agonism is only new non-incretin MOA that leads to weight loss

MOA	Company	Function	Monotherapy weight loss?
CB1 inverse agonism	Corbus, Novo	Appetite suppression, weight loss & muscle sparring	Yes
Activin	Lilly, Regeneron	Muscle sparing	No
Pan-agonist bitter taste receptor	Ardvark	Appetite suppression	No
INHBE siRNA	Wave, Arrowhead	Fat reduction + muscle buildup	No

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CB1 is a well-understood receptor in metabolism Source(s): Targeting the endocannabinoid system in diabesity: Fact or fiction?, Drug Discovery Today, Deeba et al. Mar 2021. >9K papers in PubMed on CB1 and metabolism

CRB-913 is the first truly peripherally restricted inverse agonist


SANOFI
Rimonabant
Bristol Myers Squibb
Ibipinabant
Pfizer
Otenabant
MERCK
Taranabant
novo nordisk
Monlunabant
CORBUS PHARMACEUTICALS
CRB-913

1/50th

Brain:plasma ratio
CRB-913 vs. Rimonabant*

1/15th

Brain level
CRB-913 vs. Monlunabant*

30%⇧

Increase in peripheral levels in humans vs. Monlunabant**

Sources: *Corbus murine data **Corbus PK modeling

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CRB-913 SAD/MAD study (Phase 1 unit in USA, total n=112) 9 mg 25 mg 75 mg 150 mg 300 mg 600 mg 150 mg participants with obesity 7-Day Multiple Ascending Dose (MAD) (n=48) Single Ascending Dose (SAD) (n=64) # Per Cohort Placebo: 2 CRB-913: 6 # Per Cohort Placebo: 3 CRB-913: 9 25 mg 75 mg 150 mg 150 mg participants with obesity Context: Rimonabant efficacious dose: 20 mg QD Monlunabant efficacious dose: 10 mg QD 150 mg fed

150 mg/day OD for 7 days of dosing + additional 7 days observation = 14 days in-clinic Emerging weight loss with CRB-913 in subjects with obesity (150 mg MAD cohort) 2.9% average placebo-adjusted weight loss @ day 14 Participants reported reductions in food-related thoughts and cravings Note: Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at Day 14 minus body weight at baseline divided by body weight at baseline multiplied by 100.

Weight loss with CRB-913 starts early and deepens Body Weight Change (%) Note: Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at the given day minus body weight at baseline divided by body weight at baseline multiplied by 100. Obese cohort (average BMI 36) daily mean weight

Signals of weight loss in all-comer participants in MAD cohorts at lower doses Average BMI of 28  lower potential for weight loss Note: Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at Day 14 minus body weight at baseline divided by body weight at baseline multiplied by 100. Important: Weight loss for 75 mg QD similar to 150 mg QD Placebo-adjusted weight loss 0% 2.0% 1.5% BMI range 23.5 to 31.4 22.3 to 31.8 24.4 to 31.3

Emerging data CRB-913 vs. orfoglipron MAD: deeper and faster weight loss? Source: All comparator data points are approximated and based on extracted figures reported from Pratt et al 2023 and Corbus data. Data is derived from cross-trial comparison. 2mg 6mg 16mg 24mg 150mg CRB-913 Placebo-adjusted weight loss cross-trial comparison for MAD studies

CRB-913 vs. orfoglipron MAD data: differentiated emerging safety Adverse event CRB-913* Orfoglipron** GI tolerability Nausea None 12%-22% Constipation None 11%-23% Vomiting None 0%-18% Neuropsych CSSRS Negative Negative PHQ-9 Negative Negative GAD-7 Negative Negative * CRB-913 SAD/MAD data **Pratt et al 2023, Data is derived from cross-trial comparison.

Drug Company placebo adjusted WL (%) Type CRB-913 (150 mg) -2.9% small molecule Orforglipron (2 mg) -1.4% small molecule Aleniglipron (5 mg) -1.3% small molecule Elecoglipron (50 mg) 0% small molecule Semaglutide (40 mg) -0.7% oral peptide VK2735 (30 mg) -1.8% oral peptide Contextualizing weight loss in 2 weeks across oral MAD obesity clinical data sets Source: All comparator data points are approximated and based on extracted figures reported from Pratt et al 2023, ACCESS Phase 2b, Haggag et al 2024,, Davies et all 2017, Viking and Corbus data. Data is derived from cross-trial comparisons.

Potential clinical usage and supportive clinical or pre-clinical data (1 of 3) CRB-913 monotherapy therapy for incretin insensitive/intolerant / high-risk patients 1 Insensitive patients: only hope is non-incretin MOA Intolerant patients : CRB-913 has markedly mild GI tox High risk patients (sarcopenia): CB1 inverse agonism not associated with sarcopenia

Potential clinical usage and supportive clinical or pre-clinical data (2 of 3) Combination with oral incretin agonists  potentially enhances efficacy OR improve tolerability 2

Potential clinical usage and supportive clinical or pre-clinical data (3 of 3) “Induction/maintenance” model: goal to potentially maintain weight loss post incretin analog therapy 3

Source: Morningstar et al-Obesity Week 2024 Weight loss from CRB-913 driven by further fat loss following semaglutide in DIO mouse model SemaSema SemaCRB-913 At day 41 (end of study period) Sema  Sema Sema  CRB-913 Difference Weight loss (%) -13.6 -17.1 ↑25% Fat change from baseline -3.65% -8.65% ↑x2.3 Vehicle

What could the addressable market opportunity look like for CRB-913? Induction by incretin analogs  maintenance by CRB-913 And/Or Combo-therapy for additional weight loss Orthogonal MOA CRB-913 in line with previous CB1 oral drugs  mild GI AEs Source: *Cartwright et al 2025, **AP Nov 2024 % Patients on incretin Tx (Real world data)

Initiated: Phase 1b study CRB-913 phase 1b (CANYON-1) Monlunabant phase 2a Subjects with obesity 240 240 Location USA Canada Cohorts (all QD) Placebo, 20, 40 and 60 mg Placebo, 10, 20 and 50 mg Titration Yes No Exclude PHQ-9 > 4 at baseline Yes No Completion summer 2026 20 mg QD 20 mg QD Matching Placebo QD 12-Week Treatment Phase (CRB-913 or Placebo QD) Randomization 1:1:1:1 N=240 (60 per arm) 4-week safety follow-up 40 mg QD 20 mg QD 40 mg QD 60 mg QD

What did we learn from the CRB-913 SAD/MAD data? CRB-913 elicits weight loss that starts early and deepens Weight loss is not driven by GI AEs Weight loss is associated with restriction to the periphery True peripheral restriction  favorable safety + tolerability

CRB-601 Potential “best-in-class” ⍺vβ8 mAb

CRB-601 has the potential to enhance checkpoint inhibition Convenience kit components Focus on adopting a precision-targeted approach Novel mechanism to target TGFb in the tumor microenvironment Large opportunity potential if POC is validated

Targeting the integrin ⍺vβ8 represents a novel approach to regulating TGFβ Source(s): Huang et al., 2021. Recent progress in TGFβ inhibitors for cancer therapy.

mAbs targeting TGFβ activation in the clinic

	CORBUS PHARMACEUTICALS	Pfizer	Scholar Rock	abbvie	Roche
	CRB-601	PF-06940434	SRK-181	ABBV-151	RG6440
MOA	αvβ8	αvβ8	L-TGFβ	GARP (TGFβ1)	L-TGFβ
Clinical Stage	Phase 1	Phase 1/2 – study completed December 2024	Phase 1	Phase 2 HCC (read-out in 2025) Expanded Ph2 trials into muC & NSCLC	Phase 1
Indications	Solid Tumors	Solid Tumors	Solid Tumors	HCC	Solid Tumors
Type	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody
ROA	IV	IV	IV	IV	IV

Source(s): Company websites. Clinicaltrials.gov. Internal analysis.

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CORBUS PHARMACEUTICALS

Leadership Upcoming Catalysts Financials

Management team Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Sean Moran, CPA, MBA Chief Financial Ofﬁcer Dominic Smethurst Chief Medical Officer, MA MRCP  Ian Hodgson, PhD Chief Operating Officer Christina Bertsch, M.A. Head of Human Resources Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies. Dr. Smethurst, MA MRCP, joined Corbus as our Chief Medical Officer in February 2024. He most recently served as CMO of Bicycle Therapeutics.  Dr. Hodgson joined Corbus in 2022. Previously he held senior leadership positions in biotech and contract research organizations. Most recently served as V.P., Head of Clinical Services at TMC Pharma. Accomplished senior human resource executive providing strategic HR consulting services to both large and small businesses across a variety of industries.

Board of Directors



Rachelle Jacques Chair of the Board

More than 30-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; Former CEO of Enzyvant Therapeutics (now Sumitomo Pharma) and Akari Therapeutics (NASDAQ: AKTX)



Anne Altmeyer, PhD, MBA, MPH Director

Greater than 25 years of experience advancing oncology R&D programs and leading impactful corporate development transactions; former CEO of TigaTx (acquired by Epsilogen Ltd)



Winston Kung, MBA Director

More than 20 years of senior financial, business development and investment banking experience; currently CFO of ArriVent. (NASDAQ: AVBP)



John K. Jenkins, MD Director

Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND.



Yong (Ben) Ben, MD, MBA Director

25 years of oncology R&D experience across industry and academia. CMO of BridgeBio Oncology Therapeutics and former CMO of BeiGene.



Yuval Cohen, PhD Chief Executive Officer, Director

Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005.

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CRB-701 CRB-913 CRB-601 Upcoming anticipated corporate milestones Complete Ph1 SAD/MAD Q4 2025 Start Ph1B study Q4 2025 Complete Phase 1B Summer 2026 Ph1 dose escalation Q1 2026 Regulatory update Q1 2026 Start HNSCC monotherapy Ph2/3 registrational study Mid-2026 Phase 1/2 monotherapy data Mid-2026 CRB-701+ pembrolizumab data 2nd half 2026